UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2017

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, MA 02139
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2017, the Board of Directors (the “Board”) of Mersana Therapeutics, Inc. (the “Company”) increased the size of the Board from six to seven directors and appointed Lawrence M. Alleva to serve as a Class III director for a term expiring at the Company’s 2020 annual meeting of stockholders or upon his earlier death, resignation or removal.  The Board also appointed Mr. Alleva to serve as a member of the Board’s Audit and Nominating and Corporate Governance Committees.

Mr. Alleva will be compensated for his service as a director in accordance with the Company’s non-employee director compensation policy, as generally described in Amendment No. 1 to the Company’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on June 16, 2017 (the “Registration Statement”). The Board has affirmatively determined that Mr. Alleva is independent in accordance with applicable NASDAQ listing rules and has no material direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Alleva and the Company have entered into an indemnification agreement (the “Indemnification Agreement”), which will provide indemnification protection for Mr. Alleva in connection with his service as a member of the Board. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.1 to the Registration Statement, and is incorporated herein by reference.

On September 5, 2017, the Company issued a press release announcing Mr. Alleva’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 5, 2017.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mersana Therapeutics, Inc.

By:	/s/ Eva M. Jack
Name:	Eva M. Jack
Title:	Chief Business Officer

Date:  September 6, 2017